2019 Analyst Day Exhibit 99.1 March 12, 2019 NASDAQ: LGND

2a Safe Harbor Statement The following presentation contains forward-looking statements by Ligand and its partners that involve risks and uncertainties and reflect Ligand's and it’s partners’ judgment as of the date of this presentation. Words such as “plans,” “believes,” “expects,” “projects,” “could,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, without limitation, financial projections, expectations regarding research and development programs, potential uses of capital, including any potential dividend or share repurchase program, and the timing of the initiation or compilation of preclinical studies and clinical trials by Ligand and its partners. Actual events or results may differ from Ligand’s expectations due to risks and uncertainties inherit in Ligand’s business, including: Ligand has wide discretion on its use of capital and may choose not to engage in any share repurchases, declare any dividends or pursue acquisitions or internal develop programs; Ligand and its partners may not be able to timely or successfully advance any product(s) in its internal or partnered pipeline;, drug development program benefits may not be realized; Ligand will achieve its guidance in 2019 or thereafter; third party research summarized herein may not be correct or complete; Kyprolis®, EVOMELA® and Zulresso™ may not perform as expected, Ligand relies on collaborative partners for milestone and royalty payments, royalties, materials revenue, contract payments and other revenue projections, regulatory hurdles facing Ligand's and its partners’ product candidates, uncertainty regarding Ligand's and its partners’ product development costs, the possibility that Ligand's and its partners’ drug candidates might not be proved to be safe and efficacious and uncertainty regarding the commercial performance of Ligand's and/or its partners’ products, the possibility that Ligand may not be able to successfully implement its strategic growth plan and continue the development of its proprietary programs; the possibility that Ligand’s future investments might not yield value and might not materialize as described, and other risks and uncertainties described in its public filings with the Securities and Exchange Commission, available at www.sec.gov. Additional risks may apply to forward-looking statements made in this presentation. Information regarding partnered products and programs comes from information publicly released by our partners. This presentation describes the typical roles and responsibilities of Ligand and our partners, and is not intended to be a complete description in all cases. Our trademarks, trade names and service marks referenced herein include Ligand, Captisol, OmniAb and OmniChicken. Each other trademark, trade name or service mark appearing in this presentation belongs to its owner. The process for reconciliation between adjusted financial numbers presented on slide 69 and 73, and the corresponding GAAP figures is shown on slide 72. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our good faith beliefs (or those of the indicated third parties) and speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Ligand undertakes no obligation to revise or update this presentation to reflect events or circumstances or update third party research numbers after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.

2b SafeSafe HarborHarbor StatementStatement (cont.) AdjustedThe following Financial presentation Measures contains forward-looking statements by Ligand and its partners that involve risks and uncertainties and reflect Ligand's and it’s partners’ judgment as of the date of this presentation. Words such as “plans,” “believes,” “expects,” “projects,” “could,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements The Company reports adjusted net income and adjusted net income per diluted share in addition to, and not as a substitute for, or include, without limitation, financial projections, expectations regarding research and development programs, potential uses of capital, superiorincluding to, any financial potential measures dividend calculatedor share repurchase in accordance program, with GAAP. and the The timing Company’sof the financial initiation measuresor compilation underof GAAPpreclinical include studies share- and basedclinical compensation trials by Ligand expense, and its partners. amortization Actual of events debt-relatedor results costs, may amortization differ from Ligand’s relatedexpectations to acquisitions due andto risks intangible and uncertainties assets, inherit changesin Ligand’s in business,contingent including: liabilities, Ligand mark-to-market has wide discretion adjustmentson its foruse amountsof capital relating and may to our choose equity not investmentsto engage inin anyViking share repurchases, Therapeuticsdeclare any dividends and Retrophin,or pursue unissued acquisitions sharesor relatinginternal developto the Senior programs; Convertible Ligand Notes and its and partners others may thatnot arebe listedable toin timelythe itemizedor successfully reconciliationsadvance any product(s) betweenin GAAPits internal and adjustedor partnered financial pipeline;, measures drug developmentincluded at the program end of benefits this press may release. not be However,realized; Ligand other willthan achieve with its respectguidance toin total2019 revenues,or thereafter; the Company third party only researchprovides summarizedguidance on herein an adjusted may not basisbe andcorrect doesor notcomplete; provide Kyprolis®,reconciliations EVOMELA® of such and forward-lookingZulresso™ may not adjustedperform measuresas expected, to GAAP Ligand due relies to theon inherentcollaborative difficulty partners in forecasting for milestone and quantifying and royalty certain payments, amounts royalties, that materials are necessaryrevenue, contract for such paymentsreconciliation, and including other revenue adjustments projections, that could regulatory be made hurdles for changes facing Ligand's in contingent and its liabilities,partners’ changesproduct in candidates, the marketuncertainty value regarding of our investments Ligand's and in its Vikingpartners’ Therapeuticsproduct developmentand Retrophin, costs, share-based the possibility compensation that Ligand's expense and its andpartners’ effectsdrug of any candidates discretemight not incomebe proved tax items.to be Managementsafe and efficacious has excluded and uncertainty the effects regarding of these items the commercial in its adjusted performance measuresof toLigand's assist investors and/or its in partners’ products, the possibility that Ligand may not be able to successfully implement its strategic growth plan and continue the development of analyzing and assessing the Company’s past and future core operating performance. Additionally, adjusted earnings per diluted its proprietary programs; the possibility that Ligand’s future investments might not yield value and might not materialize as described, and shareother is risks a key and component uncertainties of the described financialin metricsits public utilized filings by withthe Company’s the Securities board and of Exchangedirectors to Commission, measure, in available part, management’sat www.sec.gov. performanceAdditional risks and may determine apply to significantforward-looking elements statements of management’s made in compensation.this presentation. Information regarding partnered products and programs comes from information publicly released by our partners. This presentation describes the typical roles and responsibilities of Ligand and our partners, and is not intended to be a complete description in all cases. Our trademarks, trade names and service marks referenced herein include Ligand, Captisol, OmniAb and OmniChicken. Each other trademark, trade name or service mark appearing in this presentation belongs to its owner. The process for reconciliation between adjusted financial numbers presented on slide 69 and 73, and the corresponding GAAP figures is shown on slide 72. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our good faith beliefs (or those of the indicated third parties) and speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Ligand undertakes no obligation to revise or update this presentation to reflect events or circumstances or update third party research numbers after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.

3

Agenda

Business Overview & OmniAb Platform	John Higgins, *CEO*
Partner Presentation: *Genmab - Discovery of Antibodies with OmniAb*	Edward van den Brink, Ph.D., *Associate Director of Global Antibody Discovery, Genmab*
Financial Overview & Investment Philosophy	Matt Korenberg, *CFO*
Partner Presentation: *Viking Therapeutics*	Brian Lian, Ph.D., *CEO, Viking Therapeutics*
Partner Presentation: *Palvella Therapeutics*	Wes Kaupinen, *CEO, Palvella Therapeutics*
Technologies and Internal R&D	Matt Foehr, COO
Vernalis Design Platform	Mike Wood, *Managing Director, Vernalis, a Ligand Company*
Partner Presentation: *Verona Pharma*	Jan-Anders Karlsson, Ph.D. *CEO, Verona Pharma*
Questions and Answers	Ligand Management

Ligand

4 Ligand Today • Highly profitable company with expectations for high revenue growth • Over 200 Shots on Goal • Four technology platforms • Over $3.5 billion in potential contract payments • Over 1,200 patents issued worldwide • Over $1.4 billion in cash on current balance sheet • Revenue and EPS CAGR to be mid-teens next 5 to 10 years

5 Ligand Team • 112 employees Administration Business • 45 PhDs Development Research 21 • Avg. tenure: 10 years & Dev 3 88

6

Ligand Board Independent Directors



John Kozarich, Ph.D. Chairman

Merck Research Executive
CEO, ActivX Biosciences
Alkermes, Chemistry Professor



John LaMattina, Ph.D.

Former President, Pfizer, Inc.
Biotech Advisor and Board Member



Sunil Patel

Public & Private Biotech Executive
Past Companies Include: Abgenix, Gilead, BiPar and OncoMed
Protein/mAb Researcher



Jason Aryeh

Life-Sciences Fund Manager
Shareholder Activist



Todd Davis

Royalty Fund Investor
Manager, Biotech Companies



Nancy Gray, Ph.D.

CEO, Gordon Research Conferences
Executive at American Chemical Society and Researcher at Exxon



Stephen Sabba, MD

Institutional Investor
BioTech Research Analyst
Gastroenterologist

7 Ligand’s Footprint Locations support our major technology platforms Decentralized business operations to efficiently serve our technology partners San Diego, California Lawrence, Kansas Corporate Headquarters Captisol Research Center Maintain cost- effective leases in pharma-focused multi-tenant buildings Emeryville, California Cambridge, UK OmniAb Research Center VDP Research Center

8 Shots-on-Goal Business Model The “LIGAND MODEL” • Realities of the pharmaceutical industry ‒ Most drug research programs fail, but not all ‒ Programs are not all of equal value – different time to market, risk, economics ‒ BUT, the more quality programs, the higher likelihood of success ‒ Diversified across a wide range of industry partners ‒ Diversified across a broad spectrum of therapeutic indications • A Shot on Goal for Ligand is a fully funded partnership ‒ Backed by license to Ligand’s patents, know-how and/or data ‒ Sharing of future economics based on partner’s success

9 The “LIGAND MODEL” The Balance in Our Business What We Do: What Our Partners Do: Conduct early research, discover drugs Decide which indications to pursue Provide tools that make drugs possible Design studies; manage regulatory work License data and patents Price drugs and secure reimbursement Acquire new technologies and assets Market drugs Operate with low costs and maintain Fund development & commercialization lean sharecount

10 Ligand’s Core Value Drivers Ligand is a diversified company with a broad portfolio of assets. Three major components are anticipated to drive substantial value going forward: Performance of major Performance High-growth business assets from existing of OmniAb: with strong portfolio, including: investment track In 10 years, outlook is for record: • VK-2809 potentially 25 - 35 • ZULRESSO™ OmniAb products to be Existing business highly on the market profitable with diverse • Sparsentan revenue sources • CE-Iohexol Given market size and royalty rates, potential Business model and • RVT-1502 for between $500 million operating team focused • Kyprolis expanded use and $1 billion in annual on deep value royalties in 2030 investments to drive further growth

RPT – Ligand’s Foundation of Value Revenue Pipeline Technology

RPT – Ligand’s Foundation of Value High Growth Revenue High Margin Strong Protection Large and Growing Pipeline High Quality Advancing Best-in-Class Technology Leverageable Strong IP

13 Strong Growth Across All Revenue Categories Royalties Material Sales Contract Payments $50M $40M $30M $20M $10M $0M 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 (Guidance) (Outlook) (Guidance) (Outlook) (Guidance) (Outlook) Note: Contract payments in 2018 excludes one-time payment of $47M from Wuxi

14 Major Product 5-Year Launch Potential Annual Royalty 2019 2020 2021 2022 2023 Comments Potential Based on ZULRESSO™ ✓ $5 - $20M analyst estimates Kyprolis $27 - $38M Based on Expanded Label ✓ analyst estimates Based on Sparsentan ✓ $15 - $35M analyst estimates Terms TBD, CE-Iohexol ✓ $50 - $100M market based C-Stone $15 - $20M Est. up to $700 m in Antibody ✓ annual sales in Asia Based on VK-2809 ✓ $10 - $75M analyst estimates Benchmarked against GRA ✓ $75 - $500M market leading drugs

Zulresso Projections: 15 SAGE Sell-Side Analysts These Revenue Projections… …Yield these Royalty Projections $1,200M $36M Annual royalty per consensus $1,000M $30M projected to be $5 to $20 mil $800M $24M $600M $18M $400M $12M $200M $6M $0M $0M 2019 2020 2021 2022 2023 2024 2019 2020 2021 2022 2023 2024 High Low Consensus Source: Thomson Reuters Cortellis and analyst reports - 9 SAGE covering analysts as of 3/6/19;

Kyprolis Projections: 16 AMGN/Ono Sell-Side Analysts These Revenue Projections… …Yield these Royalty Projections $2.2B $56M Annual royalty $2.0B per consensus $48M $1.8B projected to be $27 to $38 mil $1.6B $40M $1.4B $32M $1.2B $1.0B $24M $0.8B $0.6B $16M $0.4B $8M $0.2B $0.0B $0M 2019 2020 2021 2022 2019 2020 2021 2022 High Low Consensus Source: Thomson Reuters Cortellis and analyst reports, 12 Amgen and Ono Pharmaceuticals covering analysts as of 3/7/19;

Sparsentan Projections: 17 RTRX Sell-Side Analysts These Revenue Projections… …Yield these Royalty Projections $650M $60M Annual royalty $600M per consensus $550M $50M projected to be $500M $15 to $35 mil $450M $40M $400M $350M $30M $300M $250M $20M $200M $150M $100M $10M $50M $0M $0M 2021 2022 2023 2024 2025 2021 2022 2023 2024 2025 High Low Consensus Source: Thomson Reuters Cortellis and analyst reports – 3 RTRX covering analysts as of 3/7/19;

VK2809 Projections: 18 VKTX Sell-Side Analysts These Revenue Projections… …Yield these Royalty Projections $4.0B $160M Annual royalty $3.5B per consensus projected to be $3.0B $120M $10 to $75 mil $2.5B $2.0B $80M $1.5B $1.0B $40M $0.5B $0.0B $0M 2023 2024 2025 2026 2027 2028 2029 2030 2023 2024 2025 2026 2027 2028 2029 2030 High Low Consensus Source: Thomson Reuters Cortellis and analyst reports – 6 VKTX covering analysts as of 3/7/19; Note: Royalties shown net of potential payments owed to CVR holders

Over $3.5 Billion in Potential Contract 19 Payments Revenue potential from existing contracts $3.5 Billion Presented in three different categories BY TECHNOLOGY BY STAGE BY PARTNER Viking $1,500M OmniAb >$825M Preclinical >$40M Metavant $529M Captisol >$175M Clinical >$500M Janssen $245M Seelos $142M Vemalis >$250M Regulatory >$1,000M Retrophin $101M LTP/Hep Direct >$250M Commercial >$1,660M Corvus $92M Xi'an Xintgong $43M NCE/Other >$2,000M Other >$300M Other $849M Note: all tables exclude our annual access fees and collaboration revenue for development work

RPT – Ligand’s Foundation of Value High Growth Revenue High Margin Strong Protection Large and Growing Pipeline High Quality Advancing Best-in-Class Technology Leverageable Strong IP

21 Pipeline Why is Ligand’s Pipeline Valuable? • In pharmaceuticals, most programs fail; but not ALL programs • Ligand’s pipeline is: ‒ Large and growing ‒ Highly diversified ‒ Many programs have top-tier sponsorship • Unique economic structure of Ligand’s pipeline: ‒ Our deals are fully funded ‒ Ligand is not generating big annual losses OR diluting shareholders to finance its pipeline • Many of Ligand’s major assets are still development-stage

22 Current Portfolio Over 200 Shots on Goal NCE/ECM Portfolio is distributed 13% across multiple technologies and IP 10% LTP/ 35% HepDirect 3% OmniAb, Captisol, VDP and LTP technologies 28% expected to add 11% additional Shots on Goal SUREtechnology Platform™ Confidential

23 Ligand Portfolio By Stage of Development MARKETED NDA PRECLINICAL 9% PHASE 3 Half of Ligand’s programs 3% are at clinical stage or later 4% PHASE 2 16% 49% 19% PHASE 1

24 Categorization of Partner Portfolio is distributed across a broad spectrum of industry players Large Pharma/ Biotech Start Up/ Private 26% 29% 8% Generics Companies 37% Small Biopharma/ Biotech

25

A Selection of Potential Upcoming Events

Program	Partner	*2019*	*2020*
ZULRESSO™	Sage	Launch	
VK-2809	Viking	Data, and Phase 2b start	
Kyprolis	Amgen	Phase 3 data, expanded use	
CE-Iohexol	Ligand	Phase 1 data	
CS1001	C-Stone	Phase 3 data	
Pevonedistat	Takeda	Phase 3 data	
Prexasertib	Lilly	Phase 2 data	
Ensifentrine	Verona	Phase 2 data	
BMS986231	BMS	Phase 2 data	
RVT-1502	Metavant	Type 1 diabetes data	
PVT-022	Palvella		Phase 2/3 data
Sparsentan	Retrophin		Phase 3 data
BIVV009	Sanofi		Phase 3 data

Ligand's portfolio of partnerships continues to produce news

A small subset of programs illustrates the depth and diversity of our portfolio

Reference: Partner disclosures, clinicaltrials.gov

Ligand

RPT – Ligand’s Foundation of Value High Growth Revenue High Margin Strong Protection Large and Growing Pipeline High Quality Advancing Best-in-Class Technology Leverageable Strong IP

Technology Platforms 27 Drive Opportunity Ligand Technologies Address the Needs of the Industry • Industry recognition of higher Antibody-based success rates for antibody-based Drugs medicines • Trends to immunology & CAR-T Complex Drug • Potential advances in biology leading to more novel, complex Targets targets Formulation & • Solubility and stability of drugs a consistent and enduring Drug Stability challenge for the industry Drug Targeting • Growing interest in treatment in the Body of diseases of the liver

Technology Platforms 28 Drive Opportunity Ligand Technologies Address the Needs of the Industry Number of More deals programs expected Antibody-based Drugs Over 70 YES Complex Drug Over 20 YES Targets Formulation & Drug Stability Over 56 YES Drug Targeting in the Body Over 6 YES

29 Innovation & Investment Partners value cGMP scale, reliability of supply and large safety database within our Drug Master Files Ireland Commercial Distribution Established Ligand acquisition of CyDex Ireland cGMP China Drug 160,000 Kg Manufacturing Site Master File (additional site) 140,000 Kg Captisol USP-NF Monograph 120,000 Kg US Drug Subterranean US Japan Drug Master File Distribution Master File 100,000 Kg Canada Drug Master File Established 80,000 Kg 60,000 Kg Portugal cGMP Manufacturing Site 40,000 Kg 20,000 Kg Cumulative cGMP Kilograms Produced Kilograms cGMP Cumulative 0 Kg 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 29

30 Innovation and Potential Ligand’s Technology Platform for Delivery of Drugs to the Liver • Diseases of the liver are growing quickly 1 Liver-Targeting worldwide Prodrug (inactive) – Hepatitis, liver cancer, NASH, dyslipidemia, metabolic diseases Delivery • LTP leverages the body’s enzymes to preferentially deliver drugs to the liver Prodrug CYP • LTP has shown broad applications for liver Conversion targeting of a variety of drugs Active – Proof-of-concept demonstrated with 2,3 Liver specific nucleosides and statins CYP3A4 key Novel chemical scaffolds Elimination activation – enzyme – Applicable to more chemical classes – Attractive drug-ability as compared to similar technologies 1Global Data, Pharma Intelligence (2018), 2Zhi et al. EASL ILC Paris, poster-345 (2018), 3Zhi et al. NLA Scientific Sessions LV, poster-219 (2018),

31 Technology & Intellectual Property Patent Estate Spread Across Multiple IP Families 75 technology patents >25 patent applications granted worldwide now filed by partners for OmniAb-derived antibodies • Transgenic OmniRodent Patent Term to 2034 • Transgenic OmniChicken Patent • Expected and future filings by Term to 2030 partners create opportunities for patent coverage into 2040s • Others >400 granted and pending patents 297 patents granted worldwide • Captisol product term (US) to 2033 • Others, specific to formulations 2 issued and 12 pending patents • Issued Patent Term to 2035

OmniAb® Platform John Higgins

33 Ligand’s most valuable technology business unit Estimated value today of $2 billion to $2.5 billion and growing. Internal analysis based on: - Comparable companies - DCF valuation - Information from partners

34 Ligand estimates its OmniAb partners will spend approx. $500 m in the next 12 months advancing OmniAb-based programs

35 By 2030, outlook … 25 to 35 OmniAb products potentially on the market Given potential market size and royalty rates, there is potential for between $500 million and $1 billion in annual royalties in 2030

36 Today’s overview: Why Antibodies matter Size of Antibody market Strength of OmniAb platform Financial outlook

37 Today’s overview: Why Antibodies matter Size of Antibody market Strength of OmniAb platform Financial outlook

38 Biology of Antibodies The Power of the Immune System • Antibody therapy leverages an animal’s ability to generate proteins that bind very selectively to specific molecules • It is possible to create an antibody that is specific to almost any cell target Antibodies can influence the biology of target cells: • As agonists or antagonists • Influencing signaling • Even facilitating the selective killing of diseased cells

39 Likelihood of Approval at Phase 1 Our Industry is Recognizing Higher Success Rates for Biologics “Over the past 15 years, it has become clear that • Success rates for antibody classes is antibody therapeutics are nearly twice the rate of small both versatile and molecules successful. The industry • Industry continues to make continues to be very substantial investment in novel interested in antibody- antibodies based therapeutics development, because Likelihood of they work.” Approval at Phase 1: Janice Reichert, PhD President, The Antibody Society Small molecules 6.2% Biologics/Antibodies 11.5% Clinical Development success rates 2006-2015 (Bio, Biomedtracker and Amplion); Reichert Antibody Society, 2017

40 First US or EU Approvals of Antibodies The power of the science of antibodies has been developing for over 2 decades 14 12 Given higher success rates, industry 10 investment in antibodies has expanded and 8 fueled an increase in new approvals 6 Number ofFirst Antibody Approvals 4 The emergence of immuno-oncology and 2 cell therapy are also beginning to contribute 0 to growth Year of First Approval Source: Antibodysociety.org, 2019

41 Discovering Human Antibodies The Immune System is Faster than Bioengineering Optimized Human Antibody • Multi-step, iterative process • Possible gain/loss of activity • Labor intensive • Costly Optimization by Bioengineering • Time-consuming 6-12 months (or longer) • Lingering technical risks because of bioengineered modifications Optimized Human Antibody • No further engineering required • Significant time efficiency Optimized Naturally by Immune System 7-14 days

42 Today’s overview: Why Antibodies matter Size of Antibody market Strength of OmniAb platform Financial outlook

43 “The monoclonal antibody market has changed rapidly in the last 5 years: it has doubled in size, becoming dominated by fully human molecules …” Grilo and Mantalaris Trends in Biotechnology January 2019, Vol 37, No. 1

Antibodies: Major R&D 44 and Sales Growth 700 400 640 The number of antibodies in the clinic has more than quadrupled since 2008 350 200 Global sales of based therapeutics (Billions $) (Billions therapeutics based - biologics estimated 150 to approach $400 Antibodies in clinical development clinical in Antibodies billion in 2024, more than doubling in 10 years Sales of biologic of Sales 0 0 2008 2018 2014 2024 (Projected) Nelson et al., Nature Reviews, 2010 Antibody Society 2019 EvaluatePharma 2018

45 Antibody-Based Research Has Created Blockbuster Medicines Product Sales Humira $18.4 b Top 10 Rituxan $9.2 b Enbrel* $7.9 b Antibodies all Herceptin $7.4 b at $4 b or more Remicade $7.2 b in annual Avastin $7.1 b revenue Eylea $6.0 b Opdivo $4.9 b Neulasta $4.7 b Stelara $4.0 b Source: Genetic Engineering News, 2018 *immunoglobulin domains as an Fc fusion

46 Top 20 Best-Selling Drugs Shift to Antibodies from Small Molecules 2024 2017 (Projected) By 2024, more than half the top 20 drugs are expected 7 13 12 8 to be antibody- based Antibody Small Molecule 100 94.3 77.5 Sales of antibodies 80 64.9 are expected to 57.4 60 nearly double by 2024 40 20 Revenue (Billion $) (Billion Revenue 0 2017 2024 (Projected) Antibody Society 2019 Pharmaceutical Manufacturing 2018

47 Today’s overview: Why Antibodies matter Size of Antibody market Strength of OmniAb platform Financial outlook

48 Competition in the Antibody Space Antibody discovery research is highly competitive • Multiple companies are pursuing similar targets, making efficiency and speed to market critical • Partners want the best • Partners want OmniAb

49

OmniAb: A Best-in-Class Technology

Pillars of Value

OmniAb

Intellectual Property

- Broad protection exists under issued OmniAb patents, with Freedom-to-Operate for all indications worldwide
- Key internal know-how further protects assets
- Other discovery technologies have been subject of significant complexity relating to Freedom-to-Operate

Publications & Clinical Progress

- *Science* publication of OmniRat created global visibility for OmniAb technology
- Partner clinical progress creates continued visibility and clinical validation

Innovation & Customer Service

- Next generation animals, launched 2018, with added launches in 2019 - keep OmniAb on the cutting edge
- Ligand's renowned customer service creates optimal partner experience
- Periodic Summit Meetings facilitate technical dialog between partners

Science 2009, July 24, 325: 433 mAbs 2017, 942: 0870

Ligand

50

OmniAb: A Best-in-Class Technology

Our Animal Platforms

OmniRat naturally optimized human antibodies™	OmniMouse naturally optimized human antibodies™	OmniFlic naturally optimized human antibodies™	OmniChicken naturally optimized human antibodies®
An industry-leading patented, validated human antibody rat	Added species yields additional antibodies and increased epitope coverage	Rat with single common light chain, designed for bispecific human antibodies	3rd species with unique epitope coverage OmniClic™ to launch in 2019

Four animal platforms & three species create one of the broadest antibody repertoires available

Additionally, common light chain OmniChicken for bispecifics (OmniClic™) to launch in 2019

Ligand®

51 OmniAb: A Best-in-Class Technology Continued increase in use of OmniRat 1400 • Not inclusive of animal utilization by larger fully-integrated partners who now maintain authorized 700 OmniRat breeding colonies to support their growing needs Number of animals ordered animals of Number 0 2015 2016 2017 2018

52

OmniAb: A Best-in-Class Technology

Addition of OmniChicken™ Clearly Solidified Leadership Position

Because of evolutionary distance between birds and mammals, chickens enable the generation of novel antibodies against targets that are not immunogenic in rodents

OmniChicken

Addition of OmniChicken offers our partners unparalleled epitope coverage


MOUSE RESPONSE
RAT RESPONSE
Overlap area represents novel and cross-reactive epitopes
Non-overlap area represents novel epitopes
CHICKEN RESPONSE

Ligand

53 OmniAb’s Versatility Used by Partners for Multiple Therapeutics Formats Bispecific Monoclonal Antibodies Antibodies Antibody-Drug CAR-T Conjugates Cells OmniAb antibodies can be designed to modify one or more cellular signals, bring a toxin inside a cancer cell or activate immune cells.

54 OmniAb Innovation and Investment OmniAb Driving New Partnerships and Platform Value Partners 35 30 25 20 15 10 5 0 2012 2013 2014 2015 2016 2017 2018 2019 SD 2.0 2.0 COMING 2.0 SOON: Novel Animal Launches

55 OmniAb: A Best-in-Class Technology We estimate that over 400 antibody campaigns have been initiated by OmniAb partners Partners report that they have obtained the highest quality antibodies for the most difficult targets when using OmniAb

OmniAb: Future Outlook 56 Growth in number of clinical-stage antibodies Clinical Stage OmniAb-Derived Programs When we acquired OmniAb there were • 30 ZERO programs in the clinic • There are 12 OmniAb programs in the clinic today, with more to be added this year 20 ‒ Our frequency and depth of interaction with our partners provides insights into potential new clinical starts Clinical Programs Clinical 10 • We now project over 30 clinical-stage programs using OmniAb-discovered antibodies by 2021 0 2015 2017 2019 2021 Current Projected 56

57 OmniAb: Did you know? OmniAb programs continue to progress and build value based on partner investment. Have you missed that? • C-Stone went public four weeks ago, raising $300 m at over $1 bil valuation (Goldman Sachs, Morgan Stanley underwriters). Lead asset is OmniAb-derived CS1001, in Phase 3 currently with a targeted NDA submission in 1H 2020. • 24 patent applications have published by our partners claiming OmniAb-derived antibodies – sponsors include Genmab, Janssen, Merck KGaA, Teva, Symphogen and others • The most promising biological targets in industry are being pursued with OmniAb antibodies, including: PD-1, PD-L1, TIGIT, BCMA, FcRn, LAG-3, TIM-3, IL15, IL5 • When Ligand acquired OMT, there were no OmniAb programs in the clinic… now there are 12, with over 30 projected in 2 years • Based on clinicaltrials.gov disclosures, there are now: ‒ Eight Phase 1 and Phase 2 readouts expected in 2019 ‒ Three Phase 2 and Phase 3 readouts expected in 2020

58 And… did you also know? • Arcus Biosciences’ GLS-010 (with Gloria) is an anti-PD-1 OmniAb- derived antibody in Phase 2 for Hodgkin’s lymphoma with completion in early 2020 • Janssen/J&J’s JNJ64007957 is an OmniAb bispecific anti-BCMA/CD3 that’s in a Phase 1/2 with data expected in November 2019 • Immunovant and HanAll’s RVT-1401/H161, which is an OmniAb- derived anti-FcRn antibody is expected to enter into multiple Phase 2s in 2019 for a variety of autoimmune diseases • TeneoBio, Ligand owns equity in Teneobio, and also will receive milestones and royalties on certain Teneo OmniAb-derived programs ‒ Q1 2019, Teneo entered a licensing deal for an internal preclinical antibody program with Abbvie that included a $90 m up-front payment

59

Internal Antibody Programs

Creating Packages for Out-Licensing

- Programs initiated in mid-2018, leveraging our existing expertise
- Five immuno-oncology targets selected, based upon:
    1. Biology with broad clinical interest
    2. Evolutionary distance advantages of chicken
    3. Possibility of multiple mode use (monospecific antibody, bispecific or CAR-T) and potential for combo therapy
- Partnering package to include set of novel fully-human antibodies
- Status
    - We have unique monoclonal antibodies for each target
    - Characterization is underway
- Plan to initiate partnering for the programs in 2H 2019

OmniChicken
naturally optimized human antibodies®

Target	*Oncology Area*
B7-H3	Melanoma, Others
CD38	Multiple Myeloma
ICOS	Solid Tumor
TIGIT	Advanced Metastatic
TIM-3	Advanced Metastatic

Ligand®

60 Today’s overview: Why Antibodies matter Size of Antibody market Strength of OmniAb platform Financial outlook

61 2030 Royalty Revenue Outlook X - Number of programs approved Y - Average sales per program Z - Royalty rate

62 2030 Royalty Revenue Outlook Number of programs: 25 to 35 By 2030, over 1,000 OmniAb campaigns projected to have been initiated Product approvals represent less than 5% of all OmniAb programs

63 2030 Royalty Revenue Outlook Avg Revenue: $750 million Antibody annual revenue today is in range of $100 mil to over $7 bil per antibody Accounting for inflation, reasonable average annual sale per program is approximately $750 mil in 2030

64 2030 Royalty Revenue Outlook Royalty Rate: 2% to 6% - These are rates in Ligand’s existing contracts - Rates tier up, increasing on sales - Average earned rates across products expected to be in the middle of this range

65 2030 Royalty Revenue Outlook X – 25 to 35 programs marketed Y - $750 mil avg sales per antibody Z – 2% to 6% royalties $500 mil to $1 bil in annual royalty revenue to Ligand potential in 2030

66 OmniAb Partner: Genmab Introducing: Edward van den Brink, Ph.D. Associate Director of Global Antibody Discovery • Genmab gained access to OmniAb via 2014 platform license agreement • Prolific user of OmniRat, and active participant in all of Ligand’s OmniAb technical Partner Summit meetings, where OmniAb users share elements of technical progress and approaches • Recent patent filings illustrate progress toward the clinic

Novel Antibody Generation - Use of Ligand’s OmniAb® Platform Edward van den Brink Ligand Analyst Day 12 March 2019

Presentation Overview • Review of Genmab antibody innovation, technology and expertise • Ligand partnership and Genmab use of Ligand’s OmniAb platform 2

Genmab: Innovation Powerhouse Match in-house expertise with strategic partnerships Proprietary technologies → truly differentiated products • For our own and partner pipelines to create revenue streams Deep • Target variety of indications Strong pipeline insight • 6 products in clinical development • Approximately 20 pre-clinical projects → multiple INDs in into antibody coming years biology Continually innovating 3

Harnessing the Potency of the Immune System: Basic Immunological Principles to Technologies and Products The power of our immune We are curious to system inspires us understand basic immunological principles We translate this to Innovative technologies and practical applications differentiated antibody products 4

Genmab Antibody Technology Innovation Creating Differentiated Antibody Products ADC technology DuoBody® platform HexaBody® platform Fab arm exchange Hexamerisation Stable bispecifics CDC induction + target clustering Pettit et al. J. Nat. Prod. 44:482-5 (1981) Doronina et al. Nat. Biotechnol. 21:778—784 (2003) van der Neut Kolfschoten et al. Science 317, 1554-7 (2007) 5 Diebolder et al. Science 343:1260-3 (2014)

Genmab Antibody Technology Innovation Creating Differentiated Antibody Products Anti-PD-L1 arm derived from OmniRat; reference Genmab A/S published international patent application (PCT) WO2018/162749 A1 6

Expertise at Genmab Development of Differentiated Antibody Formats, ADC 1. Binding of ADC to target-positive tumor 2. Internalization cells 3. Intracellular trafficking to lysosomes 4. Enzymatic degradation of ADC, intracellular release of toxin/MMAE 5. Toxin/MMAE induces cell death by microtubule disruption 6. Release of toxin/MMAE in tumor microenvironment induces bystander killing of neighboring cancer cells 7

Expertise at Genmab

Development of Differentiated Antibody Formats, DuoBody® Platform

The DuoBody® Platform:

- Efficient generation of stable bispecific antibody therapeutics
- Nature-inspired 'Fab-arm exchange'
- Regular IgG architecture
- All IgG human subclasses compatible
- Non-active Fc-region for specific purposes available, e.g. CD3 bispecifics



IgG1-A
IgG1-B
IgG1-AB
controlled
Fab-arm exchange
stable hinge
matched CH3 domains
K409R
F405L
K409R
F405L

IgG1 backbone with matched mutations in CH3:

- allow dissociation homodimers
- favor heterodimerization

van der Neut Kolfschoten et al. 2007 Science

8

Biology of IgG Hexamerization: From Science To HexaBody® Platform Diebolder et al. 2014 Science de Jong et al. 2016 PLoS Biol 9

High Level Antibody Lead Generation - Process Overview In-house (or CRO) Lymph Node Rat Immunization Titer Screen Isolation Hybridoma Primary Hybridoma Secondary Generation Screen Picking screen In-house Cloning & Antibody Confirmation Screen Sequencing Expression 10

Use of Ligand’s OmniAb® Platform

Genmab

Use of the OmniAb Platform

Use of the OmniAb platform (OmniRat®) began with partnership in October of 2014

Standard immunization protocols

- 4-6 x OmniRat Kappa (K)
- 4-6 x OmniRat Lambda (L)
- 4-6 x OmniRat Kappa-Lambda (KL)

OmniRat® Ligand®

- DNA / protein / cell immunization (8 weeks)
- Titer screenings at 2 - 4 week intervals
- For fusion, collect lymph nodes, isolate and fuse cells combined per strain
- Secure lysates of Ag+ hybridomas, HT cloning and sequencing

12

Immunization of OmniRats Success rate ) % ( 100 r e t i t 75 h t i w 50 s l a m i 25 n A 0 OmniRat OmniRat OmniRat Kappa Lambda Kappa-Lambda • 38 targets (>40 immunization campaigns): ~50 - 98% sequence homology with rat orthologue • >80% of animals (451/543) develop an antigen specific titer • Only one target did not result in titer development 13

Antibody Panel Generation Number of hybridomas/unique antibodies per target N 250 N o 500 s o s . b . a o A o 60 f m f 200 m 100 u o 400 h n d e y i i r u b q b q r u 150 i 75 i y 300 40 e d n h o u m f m f o A 100 o 50 . a 200 b . s o s o / n 20 s / n s l t l t r a 100 50 25 r a t a t a o i n o i n T 0 0 T 0 0 Ag+ hybr. OmniRat OmniRat OmniRat Unique mAbs OmniRat OmniRat OmniRat (n=31) Kappa Lambda Kappa-Lambda (n=20) Kappa Lambda Kappa-Lambda • 31 targets: average of ~200 hybridomas/campaign • 20 sequenced antibody panels • Average panel size: ~50 unique heavy chain complementarity-determining region 3 (HCDR3) clusters 14

Antibody Discovery using OmniRat Summary • Highly effective immunization of OmniRats • Access to animals and CROs with Antibody Discovery capabilities • High success rates in generating Ag+ antibody titers • Highly diverse antibody panels generated using OmniRat platform • Large antibody panels • Antibodies with high affinities & broad epitope coverage • Combined with our antibody formats tap into differentiated product opportunities • Transgenic OmniRat platform continuously being improved through Ligand’s innovation • Full human VH gene repertoire • Expanded VL gene repertoire • Mixed animal background for better immune response • Continuous efforts to further improve B cell responses in OmniRats 15

Acknowledgements 16

www.genmab.com

Financial Overview and Outlook

68 Strong Financial Performance and Outlook • Strong historical growth across all revenue categories • Continued near-term and long-term growth • Strong per-share cash flow and profits • Balance sheet positioned to take advantage of undervalued stock and M&A targets

69 2019 Guidance Guidance Continued P&L Leverage Royalties $48M Materials $27M • Diversified revenue base Contract $43M ‒ Royalty contribution from Kyprolis, Zulresso, Payments Evomela and 10+ others Total Revenue $118M ‒ Commercial Captisol sales across wide variety of customers Gross Margin >92% ‒ Over 55 milestone events R&D $36M - $38M • If two months of Promacta revenue G&A $37M - $39M excluded due to monetization: $103M of Cash Expenses $48M - $52M revenue, >$3.20 of adjusted EPS with strong margins and cash flow EBITDA % >50% Tax Rate 21% - 23% Adjusted EPS1 >$3.20 Share Count 21.5 1 – Adjusted EPS excludes impact of $29.05/share onetime gain on sale of Promacta royalty

2019 Revenue Diversity 70 $118M • Contract payments ‒ Wide diversity of payments across more than 50 programs ‒ Potential for additional revenue upside in 2019 based on timing • Material sales ‒ Consistent year-over-year contribution ‒ Most revenue from sales of Captisol for commercial use • Royalties ‒ Contribution from over ten products ‒ Promacta Q1 partial royalty to be recorded Revenue Royalties Material Sales Milestones 70

71 2019 Projected Contract Payment Detail Total contract payments of up to $43M across more than 55 events Other Licensing/ Financing Collaboration Revenue NDA Related Trial Progress Preclinical Annual Fees

72 Reconciliation of GAAP EPS to Adjusted EPS 2018 GAAP Earnings Per Share $5.96 Stock-based compensation expense 0.87 Non-cash interest expense 1.83 Amortization related to acquisitions and intangible assets 0.66 Change in contingent liabilities 0.14 Acquisition and integration costs 0.04 (Gain) / Loss from Viking (2.09) Realized gain from Viking 0.13 Other 0.17 Income tax effect of adjusted reconciling items (0.36) Deferred tax asset adjustment 0.03 Excess tax benefit from stock-based compensation (0.37) Valuation allowance release (0.07) 2019 Senior Convertible Notes share count adjustment 0.21 2018 Adjusted Earnings Per Share $7.15 GAAP Shares 24.07 Dilutive potential common shares issuable of redeemable convertible notes (0.69) Adjusted Shares 23.37

2020 Preliminary 73 Outlook Strong growth expected driving margin expansion and increased cash and profits per share ($ in millions) 2019 2020 Core Royalty $33 $45 - $50 Promacta (divested) 15 N/A Royalty 48 45 - 50 • Projected over 35% to 50% growth obscured by two month stub period from Promacta Materials 27 28 - 30 • Continued 5% to 10% growth Contract Payments 43 50 • Several larger milestones lining up for 2020 including Viking and Metavant Total Revenue 118 123 - 130 • ~20% topline growth excluding divested Promacta EBITDA Margin 50% 57.5% • Margin grows to 57.5% after 50% in 2019 Adjusted EPS1 $3.20 >$4.00 • Expected gross margins of 92% to 94%, flat cash operating expenses of ~$50M and 21.5M shares out assumed 1 – Adjusted EPS excludes impact of $29.05/share onetime gain on sale of Promacta royalty

74 Strong Growth Across All Revenue Categories Royalties Material Sales Contract Payments $50M $40M $30M $20M $10M $0M 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 (Guidance) (Outlook) (Guidance) (Outlook) (Guidance) (Outlook) Note: Contract payments in 2018 excludes one-time payment of $47M from Wuxi

75 2020 Royalty Outlook $50M • Growth driven by ‒ Growth of Kyprolis $40M ‒ Approvals and ramps of EVOMELA and ZULRESSO $30M ‒ Additional approvals of smaller- contributing drugs $20M $10M $0M 2016 2017 2018 2019 2020 (Guidance) (Outlook)

76 2020 Royalty Revenue Outlook Quarterly trends in 2019 will play a significant role in 2020 outlook however consensus estimates would lead to $45M to $50M of royalty Illustrative 2020 Royalty Table Based on Sell-side Analyst Projections ($ in millions) 2020 Sell-side Estimates Implied Royalties Q4 Product 2018 Average Low High Low High Kyprolis $263 $1,300 $1,100 $1,700 $30 $43 Evomela $7.5 $40 $30 $50 $5 $10 Zulresso NA $187 $55 $336 $2 $6 Other (10+ marketed products that generate royalty for $2 $3 Ligand) Total $39 - $62 Note: Evomela projections based on public comments from CASI on China launch

77 2020 Materials Revenue Outlook $50M Commercial $45M Clinical $40M $35M 2020 outlook for $30M 5% to 10% growth over $25M 2019 $20M $15M $10M $5M $0M 2016 2017 2018 2019 2020 (Guidance) (Outlook)

2020 Contract Payment 78 Outlook • Growth driven by $100M Milestone/License ‒ Increasing Shots on Goal Wuxi $80M ‒ Maturity of the portfolio – later-stage trials have larger milestones $60M ‒ OmniAb success fuels large portion of growth ‒ Vernalis and OmniAb $40M annual access fees and collaboration revenue provide steady base $20M $0M 2016 2017 2018 2019 2020 (Guidance) (Outlook)

Framing Ligand’s 5-Year Outlook 79 Key Financial Metrics • 5-year CAGR for revenue and EPS exceeding 15% • Cash operating expenses steady at $50 million • Relatively flat, increasing in-line with inflation • EBITDA margins growing from 50% for 2019 to over 75% • Margins expected to increase 5% to 10% annually • 2020 expected to be 57.5% • Significant balance sheet cash potentially used for share repurchase and M&A will augment the already attractive financial profile

Ligand’s Investment Philosophy

81 Ligand’s Approach to Capital Deployment Royalty Corporate M&A Purchase Large cash balance and growing cash flows drive deal making Share Seed Investment Repurchase

M&A: Acquisition Summary 82 Outstanding Success with M&A Investments • Since 2008, Ligand has closed 16 transactions • Consideration paid (cash and stock) totals $445 million, and to date Ligand has received $500 million in cash and stock from the deals • More than 100% of our cash back with significant upside remaining • 200 shots on goal - over 90% from acquired companies and technology platforms • Portfolio of $3.5 billion of potential milestones • 3 major technology platforms continuing to generate shots on goal

83 Timeline of Ligand’s Recent Investments $445 million of capital deployed CyDex OMT Crystal Vernalis Viking Metabasis Pharmacopeia Seelos Verrow Palvella Selexis 1 Selexis 2 Dianomi Cormatrix IL-9 Royalty Neurogen 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Corporate M&A Royalty Purchase Seed Investment

84 Our M&A Philosophy • Acquire companies, technologies and product rights with low/fixed ongoing costs ‒ Transaction sizes $50 million to $1 billion+ for company and technology acquisitions • Targeting diversified portfolio of $5 to $15 million product investments • Selectively fund company formations with assets and $0 to $10 million capital • Consistent execution ‒ Highly disciplined approach to valuation ‒ Focused on targets with good fit with Ligand business model

85 Our Share Repurchase Philosophy • Ligand today has significant upside potential • M&A attractive, but we want to own more of the Ligand story as well • Share repurchase expected over time • Goal to increase cash flow and profits per share

86 Partner: Viking Therapeutics Introducing: Brian Lian, Ph.D. Chief Executive Officer • Ligand signed broad five-program license deal with Viking in 2014 • Ligand also invested early capital to support development and corporate formation at Viking • Viking went public in 2015, and has since announced positive Phase 2 data for its lead programs

87 Partner: Palvella Therapeutics Introducing: Wes Kaupinen Chief Executive Officer • In 2018, Ligand invested $10 Million in Palvella to advance PTX-022 through a pivotal Phase 2/3 clinical study • With the agreement, Ligand acquired: ‒ tiered royalty on net sales in the mid-to- upper single digits and ‒ regulatory and financing milestones

Ligand Analyst Day March 12, 2019

Forward-Looking Statements This presentation contains statements about our future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks relating to: both our and our collaborators’ ability to successfully research, obtain regulatory approvals for, develop and commercialize products based upon our technologies; our ability to obtain and maintain proprietary protection for our technologies and product candidates; our reliance on third parties to manufacture our preclinical and clinical drug supplies; competitive pressures; our ability to obtain and maintain strategic collaborations; compliance with our in- license agreements; our ability to successfully execute on, and receive favorable results from, our proprietary drug development efforts; market acceptance of our drug candidates; retaining members of our senior management; and our ability to raise additional funds to finance our operations. The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. For more information regarding risks and uncertainties that could affect the results of our operations or financial condition review our filings with the Securities and Exchange Commission (in particular, our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q). 2

Investment Highlights ► Focused on best-in-class drugs for metabolic and endocrine diseases – Two Phase 2 programs supported by positive clinical data ► Metabolic Disease Program: VK2809 for NASH – Novel, selective thyroid receptor-b (TRb) agonist – Phase 2 results demonstrate significant reduction in liver fat content, lipids ► Rare Disease Program: VK0214 for X-ALD – Second selective thyroid receptor-b agonist – Potential IND 2019 ► Musculoskeletal Program: VK5211 for hip fracture recovery – Non-steroidal selective androgen receptor modulator (SARM) – Phase 2 results demonstrate significant increases in lean body mass 3

Pipeline Overview Product Candidates Indication Development Stage Status Development Preclin Phase 1 Phase 2 Phase 3 Programs Initiate clinical study in VK2809 NASH biopsy-confirmed NASH, (TRb agonist) 2019 VK0214 X-ALD IND planned, 2019 (TRb agonist) Other Programs Preclin Phase 1 Phase 2 Phase 3 VK5211 Hip fracture, muscle Phase 2 completed (SARM) wasting VK0612 Type 2 Diabetes Phase 2 ready (FBPase inhibitor) VK1430 Hypertriglyceridemia, Preclinical (DGAT-1 inhibitor) NASH 4

Metabolic Disease Program VK2809: Selective Thyroid Receptor-β Agonist Liver Disorders

Thyroid Receptor b Agonists for NAFLD and NASH Development of NASH: NASH: Steatosis, Accumulation of Oxidative stress, ballooning, fatty acids, inflammatory hepatocyte triglycerides response damage Healthy liver • Cirrhosis NAFLD Progression • HCC • Liver failure ► b-Receptor: Key role in lipid metabolism; systemic and liver-specific effects ► Receptor localized to liver, limited ex-hepatic expression ► In vivo evidence suggests b-activation provides anti-fibrotic benefits ► Clinical data indicate a correlation between reduced liver fat, improvement in NAS An agent that reduces liver fat, improves systemic lipids, and antagonizes fibrotic signaling could provide multi-pronged benefits in NASH 6

VK2809: Selective Liver-Targeted TRβ Agonist



VK2809, Novel Prodrug

Following oral dosing:
- Cyp3A4-mediated cleavage of prodrug
- 3A4 primarily expressed in liver
- Results in targeted delivery of drug to liver



- 2 nM Ki at TRβ
- 17:1 Selective for β:α

VK2809A, Potent TRβ Agonist

Drug Accumulation by ^{14}C QWBA (4 h)


Brain
High
Heart
Liver
Small Intestinal Contents
Low
Kidney
Large Intestinal Contents

SD rat, 5mg/kg dose; >30x anticipated human doses

Selective activation, differentiated chemistry lends VK2809 liver selectivity; reduces risk of systemic effects

7

VK2809 Has Shown Benefits on Liver and Plasma Lipids ► Reduced steatosis observed in DIO mouse model ► Significantly improved histology in diet-induced NASH models – Up to 80% reduction in liver lipid content – >50% reduction in fibrosis, collagen content – 40% improvement in NAS ► Evaluated in more than 100 subjects in two prior Phase 1 studies ► Phase 1b study demonstrated significant reductions in LDL-C, triglycerides, atherogenic proteins ApoB and Lp(a) – Up to 41% reduction in LDL-C ► Encouraging safety and tolerability; no SAEs observed in Phase 1 studies ► Data supported a proof-of-concept study in patients with NAFLD and elevated LDL-C 8

VK2809-201: Phase 2 Study Design Placebo NAFLD patients with 10 mg VK2809 QOD Follow-up elevated LDL-C Randomize 10 mg VK2809 QD Double-Blind Treatment, Weeks 13-16 Weeks 1-12 Screening D1 W1 W4 W6 W8 W12 W16 MRI-PDFF MRI-PDFF MRI-PDFF ► Multi-arm, dose-ranging, 12 week Phase 2 trial – Target enrollment: 20 patients per arm – Primary endpoint: Change in LDL-C vs. placebo – Secondary endpoint: Change in liver fat by MRI-PDFF – Exploratory endpoints: Changes in atherogenic proteins 9

VK2809 Significantly Reduced LDL-C After 12 Weeks Placebo-Adjusted % Change in LDL-C at Week 12 ► Significant Reductions from VK2809 VK2809 All VK2809 Baseline in LDL-C 10 mg QOD 10 mg QD Treated (n=15) (n=16) (n=31) – Placebo mean change: 0.53 mg/dL Baseline (mg/dL) 150.3 140.4 145.2 – 10 mg QOD change: -32.3 mg/dL 0 – 10 mg QD change: -25.2 mg/dL -5 – All treated arms significant vs -10 baseline and placebo -15 -20 adjusted reduction (%) reduction adjusted - -25 Placebo -30 -35 % Change -23.6% -20.2% -21.8% p-value 0.0121 0.0269 0.0061 *p<0.05; **p<0.01 10

VK2809 Produced Significant Relative Reductions in Liver Fat Median Relative % Change in Liver Fat at ► Significant Relative Reductions 12 Weeks from Baseline in Liver Fat by VK2809 10 VK2809 10 All VK2809 MRI-PDFF Placebo mg QOD mg QD treated (n=11) (n=13) (n=11) (n=24) ► Patients receiving VK2809 0 experienced relative reductions -10 of up to 72% (10 mg QOD) to 76% (10 mg QD) at Week 12 -20 -30 -40 % Change from Baseline from Change % -50 -60 % Change -8.9% -56.5% -59.7% -58.1% p-value vs. placebo - 0.0014 0.0003 0.0002 11

VK2809 Cohorts Demonstrated Response Rates of up to 91% Patients with ≥30 % Reduction in Liver Fat ► Up to 91% of VK2809 patients at 12 Weeks experienced response, as defined by ≥30% decrease in VK2809 10 VK2809 10 All VK2809 Placebo mg QOD mg QD treated liver fat (n=11) (n=13) (n=11) (n=24) ► Two-thirds of VK2809 patients 90 demonstrated liver fat reductions 75 exceeding 50% 60 ► Reduction in liver fat correlated 45 with improved long-term Responders % 30 histology 15 0 Responders 18.2% 76.9% 90.9% 83.3% p-value vs. placebo - 0.012 0.0019 0.0011 12 1) Ther. Adv. Gastroenterol., 9(5), 692-701, (2016).

VK2809-201: Summary of Adverse Events VK2809 VK2809 Placebo 10 mg QOD 10 mg QD Randomized (n) 15 16 16 Number of Reported AEs 36 21 31 Number (%) of subjects with at least one reported: Treatment emergent AE (TEAE) 9 (60) 11 (69) 10 (62) Serious TEAEs 0 (0) 0 (0) 0 (0) Drug-related serious TEAE 0 (0) 0 (0) 0 (0) ► Encouraging safety and tolerability ► No serious adverse events observed in any arm ► No dose-related trends in AEs ► Excellent GI tolerability 13

VK2809-201: Summary and Conclusions ► VK2809 produced robust reduction in liver fat on MRI-PDFF in NAFLD patients after 12 weeks of oral dosing ► Up to 91% of patients dosed with VK2809 experienced a response as demonstrated by liver fat reductions ≥30% relative to baseline; 67% experienced liver fat reductions ≥50% ► VK2809 produced significant reduction in LDL-C, Apo B, and Lp(a) relative to placebo in NAFLD patients, suggesting long term CV benefit ► VK2809 was safe in this 12 week Phase 2 study – No SAEs observed; ALT, AST levels were reduced relative to placebo; No changes to thyroid hormone axis, CV safety markers or vital signs ► VK2809 was well-tolerated in this 12 week Phase 2 study – Diarrhea, nausea higher in placebo (n=3 vs. n=2 for combined VK2809 cohorts) 14

VK2809-201: Next Steps ► Results from 5mg QD cohort expected 1H19 ► Submit IND to GI division 2019 ► Initiate clinical study in biopsy-confirmed NASH 15

Musculoskeletal Program VK5211: Selective Androgen Receptor Modulator Hip Fracture

Musculoskeletal Program: VK5211 for Hip Fracture ► Novel Selective Androgen Receptor Modulator (SARM), for hip fracture – VK5211 is a potentially best-in-class small molecule SARM ► Promising efficacy signals to date – Significant improvements in lean body mass in animals and humans ► Target indication: Rehabilitation post-hip fracture – Population rapidly loses muscle, bone, function – >300,000 patients per year, U.S.; expect continued growth – Market opportunity potentially exceeds $1B annually ► Potential benefits in other fractures, joint replacements, and muscle wasting disorders 17

Phase 2 Results Show Significant Increases in Lean Body Mass Primary Endpoint: Change in Secondary Endpoint: Change Lean Body Mass, Less Head in Appendicular Lean Mass ► Significant increases in LBM and appendicular lean mass VK5211 VK5211 VK5211 VK5211 VK5211 VK5211 2.0 mg following 12 weeks of daily 0.5 mg 1.0 mg 2.0 mg 0.5 mg 1.0 mg dosing 10 ► Consistent dose response 8 observed across primary, 6 secondary efficacy measures baseline 4 ► Encouraging safety and adjusted % Improvement vs. % Improvement adjusted tolerability, no drug-related - 2 SAEs Placebo 0 % Difference: 4.8% 7.2% 9.1% 6.1% 9.0% 10.2% p-value: <0.005 <0.001 <0.001 <0.01 <0.001 <0.001 VK5211 produced robust dose-dependent effects on primary and all secondary measures of lean body mass 18

VK5211 Demonstrates Potency Advantages to Other Mechanisms Reported Changes in Total Lean Body Mass in Older Adults ► Significantly greater potency relative to testosterone analogs VK5211 VK5211 VK5211 Nandrolone1 LY24956552 Enobosarm3 0.5 mg 1.0 mg 2.0 mg 10 ► Improved potency on muscle compared with myostatin- 8 targeting approaches 6 ► Competitive effect on total lean body mass relative to other 4 clinical-stage SARMs 2 % Improvement in LBM vs. Baselinevs. LBMin Improvement % 0 % Difference: 6.3% 8.2% 9.9% 0.8% 1.2% 2.8% p-value: <0.005 <0.001 <0.001 <0.05 0.02 <0.001 VK5211 in older adults provides increases in lean body mass that compare favorably to other developmental mechanisms 19 1) Change in LBM at 6 months in hip fracture patients. Clin. Nutrition, 2004, 23, 587-596 2) Myostatin antibody. Change in LBM at 12 weeks in older weak fallers. Lancet Diabet. Endo. 2015, Dec; 3, 948-957. 3) Change in LBM at 12 weeks in men and women >60 yrs old. J. Cachexia Sarcop. Muscle, 2011, 2:153-161.

VK5211-201: Change in Body Composition at 12 Weeks Change in Mean Body Weight, at Week 12 Change in Mean Fat Mass, at Week 12 VK5211 VK5211 VK5211 VK5211 VK5211 VK5211 Placebo 0.5 mg 1.0 mg 2.0 mg Placebo 0.5 mg 1.0 mg 2.0 mg Baseline (kg): 66.0 62.2 68.1 65.1 4 3 2 3 1 0 2 -1 -2 1 -3 % Change in Body Fat Mass Fat Body in Change % Change in Body Weight (kg) Weight Body in Change 0 -4 Change 0.70 kg 2.54 kg 2.95 kg 3.09 kg 2.9% 0.7% -2.5% -3.3% p-value - NS NS NS - 0.24 0.11 0.01 ► Dose-dependent increase in mean body weight ► Dose-dependent decrease in mean fat mass; significant at high dose 20

VK5211 Phase 2 Study: Overall Safety and Adverse Events ► Encouraging safety and tolerability ► Frequency of reported adverse events demonstrates no dose- relationship ► No drug-related SAEs ► Next steps – Exploring collaboration and licensing opportunities – Plan for next steps in orthopedic settings with partner 21

Financial Summary ► Capital structure and summary financials Capital Sept 30, 2018 In ‘000s Financials1 Structure1 ($’000s) Cash, cash Shares equivalents and 71,285 $304,162 outstanding short-term investments Options, RSUs 2,152 Debt - Warrants 6,745 Notes: 1) As of September 30, 2018. Total shares, options, RSUs, 80,182 warrants 22

Investment Highlights ► Focused on best-in-class drugs for metabolic and endocrine diseases – Two Phase 2 programs supported by positive clinical data ► Metabolic Disease Program: VK2809 for NASH – Novel, selective thyroid receptor-b (TRb) agonist – Phase 2 results demonstrate significant reduction in liver fat content, lipids ► Rare Disease Program: VK0214 for X-ALD – Second selective thyroid receptor-b agonist – Potential IND 2019 ► Musculoskeletal Program: VK5211 for hip fracture recovery – Non-steroidal selective androgen receptor modulator (SARM) – Phase 2 results demonstrate significant increases in lean body mass 23

Ligand Analyst Day March 12, 2019

LigandPharmaceuticals Analyst Day March 12,2019

From Finnish “To serve” Palvella is a privately- held rare disease biopharmaceutical company committed to serving patients with serious, debilitating genetic diseases through the development and commercialization of life-changing, pathogenetically-targeted therapies

Palvella Therapeutics Summary Snapshot ✓ PTX-022 (QTORINTM rapamycin formulation): poised to be first and only therapy to address root cause of pachyonychia congenita (PC), serious, chronically debilitating, lifelong monogenic disease; near-term potential to expand PTX-022 beyond PC into other high unmet need indications ✓ Attractive market opportunity in PC: globally uncontested rare disease state with annual US revenue opportunity exceeding $300 million ✓ FDA visibility: PTX-022, and PC as a disease state, have garnered significant FDA support, including Fast Track Designation, FDA-sponsored patient- focused drug development meeting, and an FDA orphan drug grant ✓ Pivotal trial: initiating seamless P2/3 clinical study with support from KOLs and Pachyonychia Congenita Project after rapamycin achieved encouraging clinical responses in multiple pilot studies ✓ World class team and Board: Recruited senior team and Board with deep experience in development of novel rare disease and dermatological therapies Palvella is partnered with Ligand which will receive a tiered mid-to-upper single digit royalty on net global sales, as well as regulatory and financing milestones

Pachyonychia Congenita CURRENTLY NO FDA OR EMA APPROVED TREATMENTS FOR PACHYONYCHIA CONGENITA

Pachyonychia Congenita Normal keratin filaments Mutated keratin proteins • Definition: Chronically debilitating genetic disorder caused by a mutation in keratin genes that makes walking difficult orimpossible ▪ Monogenic: KRT6A, KRT6B, KRT6C, KRT16 or KRT17; autosomal dominant ▪ Mutant keratins originate in basal layer (lower layer of epidermis) ▪ Hyperkeratotic plantar lesions, blisters, and neurovascular structures • No standard of care or effective treatment: Pain meds, opioids, manual callus removal, ambulatory aids, hands and knees crawling

Palvella PTX-022 for PC: Key Elements to Accelerating Towards FDA Approval 2006 – 2016 2016 – 2019 Specific Molecule for Palvella Therapeutics Optimize P2/3 Design Treating Causative Proprietary QTORINTM for Regulatory Success PC Genes Formulation

2006: Breakthrough discovery of targeted approach addressing root cause of PC Selective Repression of Mutant Keratin Genes in PC with Rapamycin Sources: Hickerson et al, Journal of Dermatological Science, 2009

Rapamycin for PC: Encouraging responses in pilotstudies “Rapid improvement of pain and ability to ambulate…results suggest that topical sirolimus could be a safe and effective treatment.”

Palvella QTORINTM: Cutaneous mTOR Platform 18 months 85 different prototypes Penetration Strength Stability Presentation • Addressing disease • Formulated to • Developed a • Patient- at root source optimally release multi-purpose preferred API and robust • Quick absorption, • Optimized vehicle to penetrating to the • Target delivery of cosmesis stabilize active dermis, but still clinically drug with minimal effective amounts systemic exposure of drug • Providing a reliable dose QTORINTM

FDA Patient-Focused Drug Development Meeting on PC (April 6, 2018) “I can only walk for about two minutes before my body starts to shut down. My legs will go all red and purple, and I will have to sit down…When I come home from school at the end of the day, I usually park my car in the driveway, and crawl from my car to my house because my feet hurt so bad. Inside my home, I’ll crawl 24/7.” - Rylee Defenbaugh, Age 18, Pachyonychia Congenita Patient

FDA Patient-Focused Drug Development Meeting on PC (April 6, 2018) “95% of you experience pain with every step…a limitationof steps…I’m not ashamed to say you moved me to tears, I wept…something I did not hear of was effective pharmaceutical approaches, not direct therapeutic approaches…challenge is to change that trajectory.” - Dr. Jill Lindstrom, Deputy Director, FDA Division of Dermatology and Dental Products

PTX-022 Seamless P2/3 Study for PC: Enrichment Strategy via Randomized Withdrawal


Responders randomized into Part 3
Moderate-severe adult PC patients
Run In
Part 2 (Open-label):
All patients treated with PTX-022 daily for 12 weeks
Part 3 (Double-blind):
Placebo for 12 weeks
PTX-022 once daily for 12 weeks
PTX-022 twice daily for 12 weeks
Non-responders excluded from double-blinded, placebo-controlled period

Key inclusion:

- Moderate to severe PC
- Confirmed keratin mutations of K6a, K6b, or K16

Efficacy outcomes measures:

- Patient Global Assessment
- Clinician Global Impression of Change
- Pain Assessment
- Activity Monitor (number of daily steps)
- Patient Daily Diary, including mobility aid usage
- Video interview sub-study

Phase 2/3 Study Kickoff Meeting (Jan 2019; Salt Lake City) Pivotal study start-up underway with readout targeted for Q2 2020

Internal R&D Captisol-enabled Iohexol Program

89 Ligand selectively invests in internal R&D to drive partnering events with upsized licensing terms

90 R&D Investment at Ligand • Our business model is primarily focused on technology licensing, at the earliest opportunity • HOWEVER, it’s a priority for Ligand to make investment in selected R&D programs to expand the data package and derisk the program. By doing so, the goal is to secure superior economic terms and financial returns if the program is eventually licensed • Our investments in internal R&D are carefully selected and have created some of our most valuable licenses, including: ‒ SARM (VK-5211) ‒ TRb (VK-2809) ‒ Sparsentan ‒ EVOMELA ‒ GRA (RVT-1502) Captisol-enabled IOHEXOL and OmniChicken-derived ANTIBODIES are our current priorities

91 R&D Investment Return Case Study - 10X Cash Return and Growing Ligand spent $2 Captisol-enabled Melphalan (now EVOMELA®) million on Multiple Myeloma Evomela R&D and to date has received over $21 Initiated License Event: 20% royalty million in cash Pivotal Trial US Approval China Approval Ongoing 20% 2012 2013 2014 2015 2016 2017 2018 2019 royalty on a projected Period of growing revenue Investment stream

92 R&D Investment Return Case Study - Calculated investment yielded one of Ligand’s most valuable potential royalties Ligand spent $15 million on GRA GRA (now RVT-1502) Type 1 and Type 2 Diabetes clinical R&D License Event: OUTCOME: $20 m upfront Low double-digit Major Deal to mid-teen royalty $20 m cash upfront Phase 2 Data >$500 m Phase 1b Data Phase 1a Data Clinical Data and milestones Events 2013 2014 2015 2016 2017 2018 2019 2020 Large royalty Period of Investment

93 Captisol-enabled Iohexol R&D investment with focus on future partnering • Leveraging patented uses1 of Captisol to reduce acute kidney injury (AKI) during medical interventions, including: – Iodinated contrast agents: iohexol, iopamidol, iodixanol – Anticancer agents: cisplatin, doxorubicin, methotrexate – Aminoglycosides: gentamicin • Established program in 2018 to develop Captisol- enabled, next-generation agents for diagnostic imaging • Recently completed initial primary market research with radiocontrast-related specialists • Launching Phase 1 clinical trial, data expected 2H 2019 1 Reference US 8,574,551; US 8,277,779, US 7,658,913 and US 8,192,721

94

Captisol-enabled Iohexol

Cardiovascular (CV) imaging is a large, growing market

- 30 million imaging procedures per year in the US[1]
  - Iodinated contrast agents represent >60% of all X-ray imaging agents sold, an estimated $3 b market globally[2]
- More than 50% of CV imaging procedures performed in patients ≥65 years old, substantial portion have risk factors for acute kidney injury[3]
- AKI a continuing issue with broad medical visibility, associated with cardiac catheterization[3,4]
- No products are approved to prevent or treat AKI in this setting
- CE-Iohexol to potentially establish a new safety standard
  - Differentiated labeled safety, a competitive strategy for potential partner(s) to gain sizeable market share

"Acute kidney injury remains a concern for patients undergoing cardiac interventional procedures utilizing intravascular iodinated contrast"

McCullough, *J Am College of Cardiology* **2016**;68:1465-73

[1] Beckett et al., RadioGraphics 2015; 35:1738-1750
[2] Contrast Agents/Media Global Market 2018, IQ4I, Research & Consultancy Pvt. Ltd.
[3] McCoullough et al, Journal of the American College of Cardiology 2016; 68:1465-1473
[4] Weisbord, *et al. New England Journal of Medicine* **2017**;378:603-614

Ligand

95

Risks Associated with Use of Current Contrast Agents

IV iodinated contrast associated with risk of both temporary and permanent decrease in kidney function

Post-Contrast Acute Kidney Injury (PC-AKI)

Occurs within 48 hrs. of intravascular administration of iodinated contrast medium, independent of whether medium was the cause

Contrast-Induced Nephropathy (CIN)

- Subgroup of PC-AKI
- Describes sudden deterioration in renal function caused by IV iodinated contrast medium

No standardized criteria for diagnosis of PC-AKI or CIN

Diagnosis of AKI made according to Acute Kidney Injury Network (AKIN) criteria if one of the following occurs 48-72 hours after a nephrotoxic event (iodinated contrast exposure):

- Absolute serum creatinine increase ≥0.3 mg/dL (>26.4 µmol/L)
- A 25% increase in serum creatinine from baseline or a 0.5 mg/dL (44 µmol/L) increase in absolute SCr value
- Urine output reduced to ≤0.5 mL/kg/hour for 6 hrs

1. American College of Radiology Manual on Contrast Media 2018
2. Medscape: Contrast-induced Nephropathy 9/2/18

Ligand

96 Recent Clinician Survey on Radiocontrast Agent Selection and Use • Assessed perceptions, practices, unmet needs of radiocontrast agents via primary market research • Survey population consisted of related specialists from qualified US hospitals: ‒ 20 Interventional Cardiologists ‒ 20 Radiologists ‒ 13 Nephrologists ‒ 10 Radiopharmacists • Participants were pre-screened for high familiarity with existing products in the space • Survey including closed- and open-ended questions, fielded in late 2018 by Giles & Associates

97 On Average, 23% of Prescreened Patients are Identified as Having Elevated Kidney Risk Question: Do you screen 32% prospective radiocontrast imaging patients for elevated kidney risk? 24% What % of total are 23% identified as having elevated kidney risk? 16% (n=62) 98% surveyed reported pre- screening prospective patients, but Nephrologists feel the high-risk pool is twice as large as Radiologists Radiologist Radiopharmacist Interventional Nephrologist Cardiologist

98

Risk of CIN/CI-AKI Highest in High Renal Risk Patients and Emergency Procedures

Elective procedures with high renal risk patients (7.1/10) was rated highest risk of CIN/CI-AKI, followed by Emergency procedures (6.7/10) and Elective procedures (5.1/10)

Question: On scale of 1, being negligible risk, to 10, being very dangerous, rate the risk of Contrast Induced Nephropathy or Contrast-Induced Acute Kidney Injury for patients in general undergoing radiocontrast enhanced imaging?

Hospital Radiologists (n=20)


Elective procedures with high renal risk patients
6.4
Emergency procedures
5.4
Elective procedures
3.9

Hospital Interventional Cardiologists (n=20)


Elective procedures with high renal risk patients
7.8
Emergency procedures
7.6
Elective procedures
5.4

Hospital Radiopharmacists (n=10)


Elective procedures with high renal risk patients
7.3
Emergency procedures
7.3
Elective procedures
7.0

Hospital Nephrologists (n=13)


Elective procedures with high renal risk patients
7.3
Emergency procedures
7.2
Elective procedures
5.3

99 Primary Market Research Key Takeaways • Safety is a clear, predominant priority for improvement of all groups surveyed • Cardiologists see safety as the most important contrast selection factor and the greatest area for improvement -- they make final contrast decisions • Nephrologists identify an at-risk population twice as large and defer almost twice as many patients as Radiologists

100 Phase 1 Bioavailability Study Trial launching, data expected in 2H 2019 Goal: Establish pharmacokinetic bioequivalence to support later clinical trials and provide basis for 505(b)(2) approval Study Design: • Single-center, randomized, double-blind, 2-period crossover study to determine relative bioavailability of CE-Iohexol and reference Iohexol injection (RLD: Omnipaque™/GE) after IV administration • Study designed to recruit 24 healthy volunteers Primary Objective: Compare relative bioavailability Secondary Objective: Assess safety and tolerability Treatments: 80 mL of 350 mg I/mL CE-Iohexol injection or Omnipaque™/GE

Mike Wood, PhD Managing Director Vernalis Research, a Ligand Company

VDP: The Vernalis Design Platform A leader in structure-guided drug discovery Protein structure, fragment screening and modelling are integrated with medicinal chemistry to enable novel drug discovery Proven success with highly-challenging targets Broad portfolio of discovery projects 68 employees based in Cambridge, UK >400 granted and pending patents worldwide Established, experienced team with >5,000 novel drug/target complexes determined state-of-the-art labs and proprietary processes to deliver development Collaborations in all major therapeutic areas candidates Internal oncology and anti-infective programs 32 PhDs, 65% with >10 yrs at Vernalis 102

VDP Model of Shot-on-Goal Creation Economic Model Collaborations generally include FTE funding and milestones from partners plus potential for royalty payments, aligned with Ligand business model History of valuable long-term collaborations with large and small pharma, with multiple repeat partners Vernalis integrates structure and fragment-based VDP platform with partner therapeutic expertise Track record of rapid delivery of development candidates 103

Challenging Drug Targets: A Growing Issue Modern biology is identifying an “unprecedented torrent of novel targets” More and more targets of interest to the industry are considered “undruggable” 1 Vernalis is successful in drug discovery for difficult and novel targets2,3,4,5 through: • Developing and integrating novel methods in fragment and structure-based drug discovery • Establishing a robust platform for drug discovery for each target to validate hit identification using proprietary assay systems • Rapidly executing and managing “chemical 1 Nature Reviews Cancer, 17(8), 502, 2017 evolution” of hits to candidates 2 Oncotarget, 9: 20075, 2018 3 Nature, 538: 477, 2016 4 Curr Topics Med Chem, 7, 1568, 2007 5 Methods Enzym, 493, 509, 2011 104

Challenging Drug Targets: *A Growing Issue*

Vernalis RESEARCH a Ligand Company

Essential for these challenging targets is ***"target enablement,"*** a core strength at Vernalis

- Establish structural information system via X-ray crystallography and Nuclear Magnetic Resonance (NMR) methods
- Develop reliable assay systems for testing - biophysical, functional and cellular



The innovation and integration of **cutting-edge methods** to solve problems in drug discovery has been a hallmark of Vernalis' success

- Recently, clinical candidates for difficult cancer targets Bcl-2 and Mcl-1 (Servier/Novartis)[1]

[1] ***Oncotarget***, 9: 20075, 2018

105

Cutting Edge Innovation: VDP Process Vernalis focuses on adopting, adapting and developing new methods for fragment and structure-based drug discovery, integrating: • Biophysics • Computation • Protein structure • Fragment library design • Proprietary assays of cell penetration and protein aggregation • Proprietary protocols for ligand-observed NMR to detect drug binding • Medicinal and synthetic chemistry, and proprietary multi-format assays Software developed in-house enables integration of chem-informatics, machine learning and A.I. tools with project-specific data • Chemists rapidly interrogate structure-activity relationships to design novel compounds 106

VDP: Capabilities Deliver Novel Drug Candidates Target Hit ID, H2Ls and Lead Preclinical Characterization Characterization Optimization Development Protein Production: Fragment Screening: In vitro DMPK and Bioanalysis: bacterial, insect cell, NMR, SPR, X-ray, TSA microsomes, hepatocytes and mammalian expression biochemical, WAC, MST cell penetration Protein Crystallography: expression construct design, crystallization, data collection in-house and synchrotron NMR: structure determination DMPK and Patch clamp hERG Biophysics: Characterize Protein-Ligand interactions Medicinal Chemistry with Molecular Modelling Novel Assay Development and Screening Novel cell assays: Mechanism of action and PK/PD studies In vivo Study Management Custom Informatics Software Platform: Project-Specific Machine Learning and A.I. 107

What Makes VDP a World-Leading Platform? Partners seek out Vernalis for their most difficult targets, and we have a proven track record of success Our success and leadership in this area is driven by: Custom informatics software platforms Our broad and integrated expertise Our profitable partnerships Our novel methods Our people 108

Introducing VDP Partner: Verona Pharma Jan-Anders Karlsson, PhD - CEO Verona is advancing ensifentrine (RPL554), a first-in-class candidate for the treatment of respiratory disease, including COPD • Ensifentrine is a long-acting PDE3 and PDE4 inhibitor Discovery program originated at Vernalis/Vangard Medica in late 1990s Verona Pharma began development following 2006 acquisition of Rhinopharma Ltd. Ligand/Vernalis eligible to receive milestones and royalties on net sales of ensifentrine 109

Breathtaking science Developing respiratory drugs to improve health and quality of life Ligand Pharmaceuticals Nasdaq VRNA Analyst Day, New York www.veronapharma.com 12 March 2019

Forward-Looking Statements This presentation contains “forward‐looking” statements that are based on the beliefs and assumptions and on information currently available to management of Verona Pharma plc (together with its consolidated subsidiaries, the “Company”). All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward‐looking statements include information concerning the initiation, timing, progress and results of clinical trials of the Company’s product candidate, the timing or likelihood of regulatory filings and approvals for of its product candidate, and estimates regarding the Company’s expenses, future revenues and future capital requirements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those under “Risk Factors” in the Company’s annual report on Form 20-F filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2018, and in its other reports filed with the SEC. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this presentation. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, the Company assumes no obligation to publicly update any forward‐looking statements for any reason after the date of this presentation, or to conform any of the forward-looking statements to actual results or to changes in its expectations. This presentation also contains estimates, projections and other information concerning the Company’s business and the markets for the Company’s product candidate, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market and other data from reports, research surveys, clinical trials studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, and from government data and similar sources. 2

Advancing first-in-class product candidate for treatment of respiratory disease from Phase 2 to commercialization Initial Disease Focus Novel Drug Candidate Ensifentrine (RPL554) Inhaled Inhibitor of Enzymes PDE3 and PDE4 Chronic Obstructive Pulmonary Disease Bronchodilator AND Anti-inflammatory Agent (COPD) … in a Single Compound Demonstrated dual effects and was well tolerated in 13 clinical trials with >800 subjects Long patent runway until mid-2030s 3

COPD: The Silent Epidemic Living with It Dying from It 24M in US alone 1.5M ER visits 16M Diagnosed 20% 687K Rehospitalized Hospitalizations within 30 days of discharge 2M 20% Severe/ Die within 1 year very severe of hospitalization 129K Deaths annually In the Workplace 3rd Largest Chronic Disease Killer • 70% of COPD sufferers work Deaths/Day nd • 2 leading cause of disability 328 Cost $50B/year 46 Indirect & Direct Opioids COPD Sources: COPD Foundation; US only 4

Ensifentrine First-in-Class Candidate: Bronchodilator and Anti-inflammatory in Single Compound

Verona Pharma

Ensifentrine: Dual PDE3 and PDE4 Enzyme Inhibitor







Airway Smooth Muscle

PDE3, PDE4

Relaxation

↓

Increased bronchodilation

Inflammatory Cells

Neutrophils
PDE4

Epithelial cells
PDE3, **PDE4**

Macrophages
PDE3, **PDE4**

Eosinophils
PDE4

Lymphocytes
PDE3, **PDE4**

Fibroblasts
PDE4

↓

Increased anti-inflammatory effects

Epithelial Cells

PDE3, **PDE4**

CFTR Activation

↓

Increased mucociliary clearance

↓

Improved lung function, symptom reduction and improved quality of life

5

4 Week Phase 2b: Rapidly Improved Lung Function and Progressive Symptom Relief as Single Bronchodilator Lung Function Symptom Relief Peak Change FEV1 (mL) (p<0.001)* Total Score E-RS: COPD by Week, p<0.02** N=403 N=403 300 0.75mg 1.5mg 3mg 6mg RPL554 0 250 -0.5 200 -1 150 -1.5 100 -2 MCID § 50 -2.5 0 -3 Continuous, Progressive Placebo 0.75mg 1.5mg 3mg 6mg Symptom Improvement RPL554 week1 week2 week3 week4 week1 week2 week3 week4 *Peak Change from Day 1 in Baseline in FEV1 (mL) on Day 28, Week 4, Primary endpoint ** Placebo corrected was met; ensifentrine only bronchodilator in these patients §Minimal clinically important difference Bronchodilation and anti-inflammatory effect improved lung function and relieved symptoms - may potentially lead to reduction in COPD exacerbations 6

Phase 2: Improvement in Both FEV1 and Residual Volume on Day 3 when Inhaled on Top of Two Bronchodilators Lung Function FEV1 (mL)# Residual Volume (mL) Evening dose 12.25h Morning dose Evening dose # FEV1 (mL) Change from Baseline on Day 3 Day 3 Peak FEV1, primary endpoint was not statistically significant 28% of patients used triple therapy (inhaled steroid in addition to the two bronchodilators) Further improved bronchodilation and reduction in residual volume (air trapping) - may lead to symptom improvement in patients already on dual and triple therapy 7

Nebulized ensifentrine: Systematic Phase 2 Program Informing Phase 3 design

Focus on well-established regulatory endpoints

Verona Pharma

Establish activity + profile in Ph2 →

Standalone
(Dose Ranging)
400 pts
Bronchodilator + anti-inflammatory
Completed 2018

Add-on to Single Therapy
(2 Ind. P2 Studies)
Bronchodilator
Completed 2017

Add-on to Single Therapy
(Dose Ranging)
Bronchodilator + anti-inflammatory*

Add-on to Double/Triple Therapy
Bronchodilator
Completed Jan 2019

End of Phase 2 Meeting with FDA, target 1Q 2020 ↑

A. Potential Pivotal studies: Design and endpoints based on Ph2 to increase chance of positive outcome

1 x study, 6 mo duration
1 x study 6 mo duration w. 6 mo safety extension
-
None or single bronchodilator background
-
Lung function (FEV1), symptom improvement, explore exacerbations in pooled data

B. Planned positioning study for physicians and payors

Add-on treatment to single and dual bronchodilators in COPD

*Expected to begin in 2Q 2019, results expected in 4Q 2019

8

Opportunity for Ensifentrine: 40% of US COPD Patients Symptomatic Despite Current Treatment 6M Treated COPD Patients 3 Million 2 Million Single Bronchodilator Dual (LAMA or LABA) Bronchodilator (LAMA + LABA) Other Therapies 40% 40% Still symptomatic Still symptomatic 2M target population = 1.2M = 0.8M for RPL554 Target population #1 Target population #2 1. Mahler et al., Eur Respir J. 2014. 2. Bateman et al., Eur Respir J. 2013 Dec 3. Mullerova H et al., American Journal of Respiratory and Critical Care Medicine . 4. Vestbo J, et al., The Lancet, Vol 389, p. 1919-1929; May 13, 2017 9

Substantial, addressable US Commercial Opportunity for Nebulized Ensifentrine 3 Million 2 Million Single Bronchodilator Dual (LAMA or LABA) Bronchodilator (LAMA + LABA) Other Therapies 40% 40% Still symptomatic Still symptomatic 2M target population = 1.2M = 0.8M for ensifentrine Target population #1 Target population #2 Nebulizer use Nebulizer use Est. % of Patients 10% 20% 280,000 target Est. Total Patients 120,000 160,000 for nebulized ensifentrine Avg. Annual WAC $12,000 $12,000 Price 10

Positive Interim Phase 2 Data with Ensifentrine Dry Powder Inhaler Formulation in COPD Data from first of two-part clinical trial Dose-dependent, significant and clinically meaningful bronchodilator response Peak and Average FEV1 AUC0-4h N=37 Change from Baseline vs Placebo 350 * * * * * 300 * 250 200 * mL 150 Peak FEV1 (mL) Average FEV1 AUC 0-4h 100 50 0 150150 μmgg 500500 μmgg 15001500 μmgg 30003000 mgμg 60006000 mg μg * p<0.05 Ensifentrine Dry Powder Single Dose Inhaler usage for maintenance therapy (US estimates) • ~80-90% mild to very severe COPD patients ~ 5.5 million • DPI formulation could dramatically expand the clinical utility and commercial potential 11

DPI Ensifentrine: Potential to Substantially Expand US Commercial Opportunity 3 Million 2 Million Single Bronchodilator Dual (LAMA or LABA) Bronchodilator (LAMA + LABA) Other Therapies 40% 40% Still symptomatic Still symptomatic 2M target population = 1.2M = 0.8M for ensifentrine Target population #1 Target population #2 Nebulizer Inhaler use Nebulizer Inhaler use 280,000 target for nebulized Est. % of Patients 10% 90% 20% 80% ensifentrine Est. Total Patients 120,000 1.08M 160,000 0.64M 1.72Million target Avg. Annual WAC for DPI/MDI $12,000 $4,800 $12,000 $4,800 Price ensifentrine 12

Ensifentrine Lifecycle: Expanding the Pipeline Over Time Supporting Trials Expanding Expanding Pre- Indications Delivery Clinical Phase 1 Phase 2 Phase 3 COPD 2020 – Maintenance 2022 (Home) COPD Acute (Hospital) Expanding Cystic Pipeline Fibrosis Nebulizer Severe Asthma COPD Maintenance DPI (Home) COPD Maintenance MDI (Home) 13

Well Financed with Major Healthcare Investors Financial Overview December 31, 2018 Shareholdings3 1 Cash and Cash $82.6M Novo A/S 11.8% Equivalents Others 27.4% Vivo Capital 11.4% 1 Operating Expenses $32.7M OrbiMed Year To Date 3Q18 Arthurian 9.5% 3.2% Aisling 3.4% Tekla New 2 4.9% Market cap $73.7M Andera Enterprise Associates Partners Venbio Abingworth 9.3% 5.5% Partners 6.9% 6.7% 1Exchange rate used (US dollars per pound sterling): December 31, 2018: $1.2763 2Current issued 105.3M shares or 13.2m ADSs, share price $5.60 on February 28, 2019 3As disclosed to the Company in accordance with AIM Rule 26, or through s80 notices and 13F and 13G filings 14

2019: Potential for Multiple Value Inflection Points as we Prepare Ensifentrine for Phase 3 Nebulized Data from 4 week Ensifentrine Top-line Phase 2 Phase 2 dose ranging Advancing into as data: RPL554 as as add-on to single Phase 3 trials Maintenance add-on to therapy FDA: EOP2 Treatment of LAMA/LABA meeting COPD Q1 2019 Q2 2019 Q3 2019 Q4 2019 Inhaler Ensifentrine Initial Phase 2 data: Top-line Phase 2 data: as DPI studies (single DPI (multi-dose) Maintenance dose) Treatment of Top-line Phase 2 data: COPD MDI (single dose) 15

Thank you

2019 Analyst Day March 12, 2019 NASDAQ: LGND

2019 Analyst Day Appendix March 12, 2019 NASDAQ: LGND

1 Sales (in millions) • Kyprolis® viewed as a superior proteasome inhibitor for multiple myeloma (MM) US ROW Japan $300 • Developed and marketed by Amgen, sold in $275 Japan by Ono Pharmaceuticals $250 ‒ Utilizes Ligand’s Captisol technology $225 $200 • Amgen/Ono reported combined 2018 $175 revenue of $1.01 b $150 $125 $100 • Data from Phase 3 study (CANDOR) with $75 Janssen’s Darzalex in relapsed or ® $50 refractory MM expected in 2019 $25 ® ‒ Phase 2 study of the combination of Kyprolis , $0 Darzalex® and Revlimid® in newly diagnosed MM Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 is planned to start in 2019 2017 2018 Source: Amgen and Ono public disclosures

2 Commercial Captisol Asset Updates Evomela®, Baxdela™ and Nexterone® • Evomela® is a Captisol- • Baxdela® (delafloxacin) is a • Nexterone® is a Captisol- enabled™ formulation of Captisol-enabled™ IV product enabled™ formulation of melphalan approved for use in approved in the US for treating amiodarone approved in multiple myeloma acute bacterial skin and skin 2008 for arrhythmias structure infections (ABSSSI) • Reported product sales of $28.3 million in 2018 • Under the license agreement • Melinta reported positive with Baxter, Ligand earns • CASI Pharmaceuticals received topline results in October from revenue from Captisol approval of Evomela® in China a Phase 3 trial in community- material sales and royalties in Dec. 2018 acquired bacterial pneumonia on sales of Nexterone® through early 2033 • Spectrum Pharmaceuticals sold Evomela® to Acrotech • Melinta reported recently Biopharma in January 2019 product sales continued their momentum in 4Q 2018 Source: Corporate partner disclosures

3 MINNEBRO™ (esaxerenone) • Daiichi Sankyo received approval in Japan for MINNEBRO™ (esaxerenone) tablets for the treatment of hypertension • MINNEBRO is an oral, non-steroidal, selective mineralocorticoid receptor (MR) antagonist “The approval of identified during a prior research collaboration MINNEBRO brings an between Exelixis and Daiichi Sankyo important new therapeutic option ‒ Ligand licensed the nuclear receptor technology to clinicians in used in the discovery of esaxerenone to Exelixis Japan.” • MINNEBRO exerts its antihypertensive effect Michael M. Morrissey, Ph.D. President and CEO, by blocking MR activation found to be Exelixis involved in hypertension • Daiichi Sankyo is also evaluating MINNEBRO in a pivotal Phase 3 study in Japanese patients with diabetic nephropathy (ESAX-DN) Source: Exelixis Corporate Press Release

4 ZULRESSO™ (brexanolone) • ZULRESSO™ (brexanolone) is a proprietary, Captisol-enabled™, IV formulation of allopregnanolone for the treatment of postpartum depression, or PPD ‒ Allosteric GABAA receptor modulator If approved, ZULRESSO™ would • ZULRESSO™ demonstrated significant and clinically meaningful anti-depressive effects be the first medicine in three double-blind, randomized, placebo- specifically controlled studies in PPD, as measured by indicated for the reductions in depression scores treatment of postpartum • The NDA filed in 2018; PDUFA date of depression (PPD) March 19, 2019 ‒ FDA Advisory Committee voted 17-1 in support of benefit-risk profile of ZULRESSO™ for the treatment of PPD Source: Sage Therapeutics Corporate Press Release

5 Select Pipeline Assets Sparsentan (Phase 3) and RVT-1502 (Phase 2) • Sparsentan is a dual inhibitor of • Metavant, a Roivant affiliate, is angiotensin and endothelin receptors in developing RVT-1502 (LGD-6972), a development for severe kidney diseases novel, orally-bioavailable glucagon receptor antagonist (GRA) • Pivotal Phase 3 DUPLEX Study in focal segmental glomerulosclerosis (FSGS) • Phase 2 study in type 2 diabetics on underway; top-line interim efficacy data metformin showed statistically significant expected in 2H 2020 improvement in HbA1c (p < 0.001) after 12 weeks compared to placebo • Pivotal Phase 3 PROTECT Study in IgA nephropathy (IgAN) is also underway; • A Phase 2 proof-of-concept trial in type 1 top-line data expected in 1H 2022 diabetes is planned for 2019 Source: Corporate partner public disclosures

6 Select Pipeline Assets PTX-022 (Phase 2/3) and Lasofoxifene (Phase 2) • PTX-022 is a novel, topical formulation of • Lasofoxifene is a nonsteroidal selective high-strength rapamycin in development estrogen receptor modulator (SERM) with to treat pachyonychia congenita (PC) novel activity in estrogen receptor gene (ESR1) mutations, prevalent in patients • PC is a serious, chronically debilitating, with ER+ metastatic breast cancer monogenic rare skin disease with no approved treatment • Sermonix initiated a Phase 2 study of lasofoxifene for the treatment of • Palvella planning a pivotal Phase 2/3 postmenopausal women with locally study with readout expected in 2Q 2020 advanced or metastatic ER+/HER2- breast cancer with an ESR1 mutation • Ligand acquired economics rights to PTX-022 from Palvella in Dec. 2018 • Top-line data expected in 2H 2020 Source: Corporate partner public disclosures

7 Select Pipeline Assets – OmniAb Technology CS1001 (Phase 3) and AB122/GLS010 (Phase 2) • CStone is developing CS1001, a human • AB122/GLS010 is an anti-PD-1 mAb mAb targeting PD-L1 developed using developed using the OmniAb technology the OmniAb technology • Arcus conducting Phase 1 trials to • Phase 3 study in non-small cell lung evaluate AB122 in combination with cancer and Phase 2 trials in natural killer other immunotherapies in subjects with cell/T-cell lymphoma and in Hodgkin’s advanced solid tumors lymphoma underway in China; Phase 1 in solid tumors underway in the U.S. • Gloria is conducting a Phase 2 trial in China to evaluate GLS-010 injection in • NDA submissions planned in 1H 2020 for recurrent or refractory classical Hodgkin’s natural killer cell/T-cell lymphoma and in lymphoma Hodgkin’s lymphoma Source: Corporate partner public disclosures

8 Select Pipeline Assets – OmniAb Technology APVO436 (Phase 1) and JNJ-64007957 (Phase 1) • Aptevo developing APVO436, a bispecific • Janssen is developing JNJ64007957, a antibody targeting CD123 and CD3, for BCMAxCD3 bispecific antibody the potential treatment of hematological discovered in part with the OmniAb malignancies platform technology (anti-BCMA portion) • Aptevo is conducting a Phase 1 of • Janssen is conducting a Phase 1 dose- APVO436 for the treatment of acute escalation trial in patients with relapsed myeloid leukemia; data expected in 2019 or refractory multiple myeloma; data readout expected in 4Q 2019 • APVO436 was discovered in part with the OmniAb platform technology (anti- CD123 portion) Source: Corporate partner public disclosures

9

Select Pipeline Assets – OmniAb Technology

RVT-1401 (Phase 1) and SYM023 (Phase 1)

IMMUNOVANT

- Immunovant and partner HanAll Biopharma, are developing RVT-1401 (HL161) for the treatment of pathogenic IgG-mediated autoimmune diseases
- RVT-1401 is an anti-FcRn mAb developed using the OmniAb technology
- Immunovant conducting a Phase 1 trial in healthy volunteers
- Phase 2 studies are planned for early 2019 in myasthenia gravis and other inflammatory diseases symphogen

- SYM023 is a mAb that binds TIM3 and induces activation of immune cells
- SYM023 was discovered using the OmniAb technology
- A Phase 1 trial with SYM023 has been initiated in patients with advanced solid tumor malignancies or lymphomas; data expected in 4Q 2019

Source: Corporate partner public disclosures

Ligand®

10 Select Pipeline Assets – Captisol Technology Pevonedistat (Phase3) and Prexasertib (Phase 2) • Pevonedistat (TAK-924) is a Captisol- • Prexasertib is a Captisol-enabled™ enabled™ Nedd8-Activating Enzyme checkpoint kinase 1/2 inhibitor for the Inhibitor for the IV treatment of treatment of solid tumors myelodysplastic syndromes (MDS) • Lilly is conducting a Phase 2 trial in • Takeda conducting a Phase 3 trial platinum-resistant or refractory recurrent (PANTHER) for the treatment of high-risk ovarian cancer; top-line data in 2019 MDS; data expected 1H 2020 • Phase 1 trials underway in advanced solid • Potential NDA filing in 2019 based on tumors and high-risk MDS/AML Phase 2 data; anticipated US FDA accelerated approval in 2020 Source: Corporate partner public disclosures

11 Select Pipeline Assets – Captisol Technology Merestinib (Phase 2) and BMS-986231 (Phase 2) • Merestinib is a Captisol-enabled™ c-Met • BMS-986231 is a Captisol-enabled™, inhibitor for the treatment of cancer novel, nitroxyl (HNO) donor in development for acute decompensated • Merestinib inhibits several other receptor heart failure tyrosine kinases including and the serine/threonine kinase MKNK1/2 • HNO is thought to have a dual mode of action by improving cardiac function and • Eli Lilly is conducting a Phase 2 trial in acting as a vasodilator advanced NSCLC and solid tumors • Three Phase 2 trials of continuous IV • Top-line data expected in 2H 2020 infusions are underway in heart failure patients; top-line data expected in 2019 Source: Corporate partner public disclosures

12 Select Pipeline Assets – Captisol Technology Ganaxolone IV (Phase 2) and Remdesivir (Phase 2/3) • Ganaxolone is a positive allosteric • Remdesivir (GS-5734) is a Captisol- modulator of GABAA receptor enabled™ nucleotide prodrug in development for the IV treatment of • Marinus is conducting clinical studies Ebola virus infection with Captisol-enabled™ ganaxolone IV in patients with postpartum depression • Remdesivir has received FDA and EMA (PPD) and refractory status epilepticus Orphan Drug status • In the Phase 2 Magnolia PPD Study, • Remdesivir is currently in a Phase 2/3 ganaxolone IV demonstrated a dose- study of investigational treatments of dependent reduction in depression scores Ebola virus infection conducted by the compared to placebo National Institute of Allergy and Infectious Diseases (NIAID) Source: Corporate partner public disclosures

13 Select Pipeline Assets – Captisol Technology E2007 (Phase 2) and AMG 330 (Phase 1) • Eisai is developing a Captiosl-enabled™ • AMG 330, a bispecific T-cell engager IV formulation of perampanel (E2007) as (BiTE®) antibody targeting CD33 and an adjunctive therapy for epilepsy and CD3 formulated with Captisol, is in tonic-clonic seizures development for the treatment of acute myeloid leukemia (AML) • Phase 2 study for epilepsy underway in Japan; data expected in 1H 2020 • Amgen reported that AMG 330 provided early evidence of tolerability and anti- tumor activity in a Phase 1 study in relapsed or refractory acute AML at the 60th ASH Annual Meeting in Dec, 2018 Source: Corporate partner public disclosures

14 Select Pipeline Assets - VDP Ensifentrine (Phase 2) and MIK665/S64315 (Phase 1) • Ensifentrine (RPL554) is dual PDE3 and • Servier’s partner, Novartis, is developing PDE4 enzyme inhibitor for the treatment MIK665/S64315, a highly selective of respiratory disease inhibitor of Mcl-1 • Verona conducting Phase 2 studies with • Mcl-1 is a BCL-2 family member that nebulized and dry powder inhaled (DPI) promotes cell survival and inhibits the formulations of ensifentrine as actions of pro-apoptotic proteins maintenance treatment of COPD • Phase 1 studies underway in refractory or • Positive interim data was recently relapsed lymphoma and multiple reported for the DPI formulation myeloma, and in MDS/AML • Top-line data from the Phase 2 studies • Top-line data expected in 1H 2020 and expected in 2H 2019 2H 2020, respectively Source: Corporate partner public disclosures

15 Select Pipeline Assets - VDP CPI-444 (Phase 1b/2) and BCL201 (Phase 1) • CPI-444 (ciforadenant) is an adenosine • BCL201 (S-55746) is a small molecule A2A receptor antagonist for the BCL-2 selective inhibitor in development treatment of solid tumors for relapsed/refractory CLL and B-cell non-Hodgkin lymphoma • CPI-444, in combination with atezolizumab, demonstrated an overall • BCL-2 promotes cell survival and inhibits survival of 88% at >20 months follow-up the actions of pro-apoptotic proteins; in an ongoing Phase 1/1b study in overexpression prevents cancer cell death refractory renal cell carcinoma • Phase 1b study in combination with • Phase 1b/2 trials underway in non-small Idelalisib in follicular and mantle cell cell lung cancer and renal cell carcinoma lymphoma was completed in 2018 Source: Corporate partner public disclosures

16

Select Pipeline Assets – Selexis Technology

BIVV009 (Phase 3) and CHS-0214 (Phase 3)

SANOFI GENZYME

- BIVV009 is a potential first-in-class, humanized, mAb designed to block C1s serine protease in the classical immune system complement pathway
- BIVV009 uses the Selexis SUREtechnology platform
- Parallel Phase 3 trials (Cardinal and Cadenza) underway for cold agglutinin disease (CAgD), a rare blood disease resulting in premature destruction of red blood cells; data expected in 2H 2020

Coherus BIOSCIENCES

- CHS-0214 is a biosimilar of etanercept (Enbrel), and uses the Selexis SUREtechnology platform
- Phase 3 trials with CHS-0214 in rheumatoid arthritis and psoriasis each met their primary clinical endpoints
- Coherus prioritizing U.S. approval after originator-controlled patents expire
- Coherus evaluating commercial partners for introduction in the EU and Japan

Source: Corporate partner public disclosures

Ligand

17 Select Pipeline Assets VK-2809 VK-5211 (Phase 2) (Phase 2) • VK2809 is a selective, liver-targeted TRβ • VK5211 is a novel, best-in-class selective agonist for the treatment of metabolic androgen receptor modulator (SARM) for disorders, including non-alcoholic patients recovering from hip-fracture steatohepatitis (NASH) • SARMs are expected to retain the • Viking announced positive results from a beneficial properties of testosterone with Phase 2 trial demonstrating significant improved safety and tolerability reduction in liver fat content and LDL-C, Apo B, and Lp(a) • Viking announced positive results from its Phase 2 trial in patients who suffered • Viking plans on initiating a Phase 2 study hip fracture, demonstrating significant in biopsy-confirmed NASH in 2019 increases in lean body mass Source: Corporate partner public disclosures

18 Select Pipeline Assets ECF843 (Phase 2) and SL-008 (Pre-clinical) • Novartis is developing ECF843, a • SLS-008 is a once-daily, oral CRTh2 recombinant human lubricin, for the (Chemo-attractant Receptor-homologous treatment of dry eye and other molecule expressed on Th2 cells) for the ophthalmic indications treatment of inflammatory conditions • In a Phase 2 study, ECF843 showed the • Seelos intends to file an IND for an potential to provide instant relief of undisclosed pediatric orphan indication symptoms and improve signs of dry eye with a highly unmet need for an effective oral therapy • Novartis uses the Selexis SUREtechnology platform for ECF843 Source: Corporate partner public disclosures